UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIO II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2018

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail from the insurance company that offers your contract, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by contacting the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company. Your election to receive reports in paper will apply to all variable portfolios available under your contract.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AIPTX	-2.82%	1.16%	3.03%	12/31/02
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	-1.26%	1.69%	3.64%	—
Class I	APTIX	-2.57%	1.42%	3.29%	5/7/04

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2018
Class II — $13,482

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,302

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

VP Inflation Protection returned -2.82%* for the 12 months ended December 31, 2018. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned -1.26% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Sentiment Shifted from Risk-On to Risk-Off; TIPS Lagged Nominal Treasuries

In general, U.S. Treasuries and other high-quality bonds were weak for most of the 12-month period, as risk-on sentiment prevailed. Upbeat economic data, robust corporate earnings, rising inflation, and Federal Reserve (Fed) tightening drove risk assets and longer-maturity Treasury yields higher. In May, the yield on the 10-year Treasury topped 3% for the first time in nearly five years. In October, it climbed even higher, to 3.23%, before trending sharply lower by year-end.

In the final months of 2018, sentiment shifted. Concerns about slowing global growth, the sustainability of U.S. growth, plunging oil prices, and ongoing trade tensions triggered a global flight to quality. Treasury yields tumbled, and the 10-year note ended the year yielding 2.68%. As expected, the Fed implemented its fourth rate hike of the year in December. But the Fed outlook that accompanied the rate hike surprised the markets. The Fed’s call for potentially two rate hikes in 2019 appeared too bullish in light of slowing growth and moderating inflation. Investors worried the Fed would go too far, which fueled safe-haven buying late in the period.

Against this backdrop, U.S. investment-grade bonds were generally flat for the 12-month period. The broad U.S. Treasury sector increased slightly, with shorter-duration Treasuries posting gains and longer-duration Treasuries generating negative total returns. Corporate bonds declined, as mounting concerns about slowing global growth, corporate earnings growth, and falling oil prices weighed on riskier securities. TIPS declined and underperformed nominal Treasuries, largely due to declining inflation expectations (see below) and the relative underperformance of longer-duration securities.

Current Inflation Moderated; Longer-Term Inflation Expectations Declined

After ending 2017 at 2.1%, year-over-year headline inflation (as measured by the Consumer Price Index, or CPI) rose to 2.9% in June before retreating to 1.9% in December. Annualized core CPI rose from 1.8% at the end of 2017 to 2.4% in July before moderating to 2.2% in December. Meanwhile, the Fed’s preferred inflation gauge, core personal consumption expenditures, reached the Fed’s 2% target in May before easing to 1.9% in November (the latest data available as of December 31).

Similarly, longer-term inflation expectations, as measured by the 10-year breakeven rate (the difference in yield between 10-year nominal Treasuries and TIPS), moderated during the year. The breakeven rate ended 2018 at 171 basis points, down 27 basis points (one basis point equals 0.01%) from December 2017. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required (1.71% or higher) for TIPS to outperform nominal Treasuries during the period.

* All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Non-TIPS Exposure Drove Underperformance

At the end of 2018, 55% of the portfolio's assets was invested in TIPS, the maximum allowed by IRS portfolio diversification regulations for insurance products. The remainder was primarily invested in investment-grade corporate securities, securitized securities, and non-U.S.-dollar inflation-linked securities (hedged against currency fluctuations). This positioning weighed on performance, as the risk-off environment in the fourth quarter led to spread widening among investment-grade corporate bonds and securitized securities.

We used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy detracted from relative performance due to weak results from the investment-grade corporate bonds. The swaps, combined with our preference for longer-duration TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This positioning weighed on relative results, as longer-term inflation expectations declined during the period.

Outlook

We expect the U.S. economy to continue expanding, but we expect the pace of growth to gradually moderate to trend levels (2.0% to 2.5% annualized). While we expect headline inflation to moderate and potentially fall below the core inflation rate in the first half of 2019 due to lower energy costs, we expect headline and core inflation to eventually converge near the Fed’s 2% target. Against this backdrop, we expect the Fed to pause its rate-hike campaign in early 2019, and possibly raise rates only one time in 2019.

We believe the late-2018 flight to quality was overdone. We expect yields to gradually move higher, with the 10-year nominal Treasury yield settling in a range of 2.75% to 3.25%. Market-based inflation expectations remain below their long-term average of 198 basis points, suggesting TIPS and other inflation-linked securities still offer value. We also believe non-TIPS sectors, particularly investment-grade corporate bonds, offer attractive valuations following the late-2018 sell-off.

Fund Characteristics

DECEMBER 31, 2018
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	54.5%
Corporate Bonds	17.3%
Commercial Mortgage-Backed Securities	6.5%
Collateralized Mortgage Obligations	5.5%
U.S. Government Agency Mortgage-Backed Securities	3.8%
Collateralized Loan Obligations	3.5%
Asset-Backed Securities	1.0%
Sovereign Governments and Agencies	1.0%
Municipal Securities	0.5%
Temporary Cash Investments	8.1%
Other Assets and Liabilities	(1.7)%

Portfolio at a Glance
Average Duration (effective)	7.1 years
Weighted Average Life to Maturity	9.7 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period(1) 7/1/18 - 12/31/18	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$984.30	$2.40	0.48%
Class II	$1,000	$983.00	$3.65	0.73%
Hypothetical
Class I	$1,000	$1,022.79	$2.45	0.48%
Class II	$1,000	$1,021.53	$3.72	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2018

	Principal Amount	Value
U.S. TREASURY SECURITIES — 54.5%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	$15,449,677	$16,495,383
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	5,622,263	6,209,186
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	16,904,962	17,965,737
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,433,139	4,216,909
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	8,803,532	10,029,434
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	7,077,774	8,338,300
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	7,142,665	8,454,584
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	23,372,061	21,262,279
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	14,936,520	13,126,654
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	16,979,468	17,572,437
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	10,254,695	9,194,056
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	2,134,320	2,028,505
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	4,399,500	4,048,434
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,640,624	1,558,315
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21(1)	17,726,020	17,535,789
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	16,199,110	15,727,368
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	6,487,404	6,302,620
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	13,581,750	13,283,990
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	23,353,520	22,996,522
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	13,045,148	12,513,930
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	25,087,895	24,033,072
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	27,402,882	26,437,540
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	8,140,901	7,929,856
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	30,591,810	28,742,306
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	13,941,360	13,314,373
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	4,432,252	4,341,817
TOTAL U.S. TREASURY SECURITIES (Cost $337,530,645)		333,659,396
CORPORATE BONDS — 17.3%
Aerospace and Defense — 0.3%
Lockheed Martin Corp., 3.80%, 3/1/45	300,000	275,397
Rockwell Collins, Inc., 4.35%, 4/15/47	700,000	647,380
United Technologies Corp., 3.75%, 11/1/46	945,000	800,999
		1,723,776
Air Freight and Logistics — 0.1%
FedEx Corp., 4.05%, 2/15/48	400,000	336,860
Automobiles — 0.3%
Ford Motor Co., 4.35%, 12/8/26	180,000	160,938
Ford Motor Credit Co. LLC, MTN, 4.39%, 1/8/26	700,000	632,272
General Motors Co., 5.15%, 4/1/38	1,290,000	1,106,358
		1,899,568
Banks — 3.1%
Bank of America Corp., MTN, 3.30%, 1/11/23	830,000	817,845

	Principal Amount	Value
Bank of America Corp., MTN, 3.25%, 10/21/27	$2,690,000	$2,490,375
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	775,000	747,594
BPCE SA, 3.50%, 10/23/27(2)	500,000	456,854
Capital One Financial Corp., 3.75%, 3/9/27	670,000	623,705
Citigroup, Inc., 4.05%, 7/30/22	760,000	764,047
Citigroup, Inc., 3.20%, 10/21/26	1,100,000	1,016,883
Citigroup, Inc., 4.45%, 9/29/27	1,665,000	1,607,183
Cooperatieve Rabobank UA, 3.95%, 11/9/22	250,000	249,392
Credit Suisse AG (New York), MTN, 3.625%, 9/9/24	500,000	490,931
Huntington Bancshares, Inc., 2.30%, 1/14/22	400,000	386,472
JPMorgan Chase & Co., 4.625%, 5/10/21	580,000	597,070
JPMorgan Chase & Co., 4.50%, 1/24/22	1,249,000	1,287,446
JPMorgan Chase & Co., 3.875%, 9/10/24	1,900,000	1,874,519
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	1,325,000	1,177,411
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	700,000	616,366
US Bancorp, MTN, 3.60%, 9/11/24	799,000	795,709
Wells Fargo & Co., 4.125%, 8/15/23	400,000	402,757
Wells Fargo & Co., 3.00%, 4/22/26	300,000	279,964
Wells Fargo & Co., MTN, 3.55%, 9/29/25	375,000	363,820
Wells Fargo & Co., MTN, 4.10%, 6/3/26	560,000	547,646
Wells Fargo & Co., MTN, 4.40%, 6/14/46	900,000	834,331
Wells Fargo & Co., MTN, 4.75%, 12/7/46	740,000	715,086
		19,143,406
Beverages — 0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26(2)	2,370,000	2,242,281
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46(2)	900,000	837,525
Constellation Brands, Inc., 3.50%, 5/9/27	330,000	306,281
		3,386,087
Biotechnology — 0.5%
AbbVie, Inc., 2.90%, 11/6/22	577,000	561,913
AbbVie, Inc., 4.45%, 5/14/46	650,000	571,454
Amgen, Inc., 3.625%, 5/22/24	450,000	449,145
Celgene Corp., 3.625%, 5/15/24	150,000	146,462
Celgene Corp., 5.00%, 8/15/45	330,000	306,610
Gilead Sciences, Inc., 3.65%, 3/1/26	400,000	392,639
Gilead Sciences, Inc., 4.15%, 3/1/47	465,000	429,968
		2,858,191
Capital Markets — 0.1%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	570,000	490,152
Chemicals — 0.2%
Dow Chemical Co. (The), 3.50%, 10/1/24	300,000	289,828
Dow Chemical Co. (The), 4.375%, 11/15/42	350,000	308,605
LyondellBasell Industries NV, 4.625%, 2/26/55	400,000	338,708
Westlake Chemical Corp., 4.375%, 11/15/47	300,000	252,691
		1,189,832

	Principal Amount	Value
Commercial Services and Supplies†
Republic Services, Inc., 3.375%, 11/15/27	$200,000	$192,063
Consumer Finance — 0.1%
Discover Bank, 3.45%, 7/27/26	700,000	643,274
Discover Financial Services, 3.75%, 3/4/25	300,000	287,398
		930,672
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	281,000	275,061
Diversified Financial Services — 1.4%
Citigroup, Inc., 2.35%, 8/2/21	600,000	583,214
Citigroup, Inc., VRN, 4.08%, 4/23/29	530,000	517,841
Citigroup, Inc., VRN, 4.28%, 4/24/48	400,000	371,507
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	570,000	564,341
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	624,000	653,596
Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25	1,970,000	1,887,250
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	400,000	370,030
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	1,200,000	1,146,710
HSBC Holdings plc, 2.95%, 5/25/21	600,000	591,743
HSBC Holdings plc, 4.30%, 3/8/26	450,000	444,507
HSBC Holdings plc, 4.375%, 11/23/26	400,000	388,085
HSBC Holdings plc, VRN, 4.04%, 3/13/28	470,000	450,379
Morgan Stanley, MTN, 3.875%, 1/27/26	170,000	166,044
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	300,000	287,528
		8,422,775
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 4.45%, 4/1/24	300,000	305,297
AT&T, Inc., 3.40%, 5/15/25	768,000	722,948
AT&T, Inc., 4.80%, 6/15/44	350,000	315,078
AT&T, Inc., 4.75%, 5/15/46	400,000	357,299
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(2)	800,000	756,233
Verizon Communications, Inc., 2.625%, 8/15/26	200,000	181,730
Verizon Communications, Inc., 4.40%, 11/1/34	220,000	212,841
Verizon Communications, Inc., 5.50%, 3/16/47	670,000	716,040
Verizon Communications, Inc., 5.01%, 8/21/54	570,000	554,720
		4,122,186
Electric Utilities†
AEP Transmission Co. LLC, 3.75%, 12/1/47	300,000	276,239
Energy Equipment and Services — 0.1%
Halliburton Co., 4.85%, 11/15/35	735,000	724,461
Entertainment — 0.4%
21st Century Fox America, Inc., 6.90%, 8/15/39	705,000	930,359
21st Century Fox America, Inc., 4.75%, 9/15/44	350,000	374,613
Viacom, Inc., 4.25%, 9/1/23	840,000	837,545
Viacom, Inc., 4.375%, 3/15/43	300,000	238,924
		2,381,441
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.375%, 10/15/26	600,000	559,423

	Principal Amount	Value
Boston Properties LP, 3.65%, 2/1/26	$150,000	$145,463
Essex Portfolio LP, 3.625%, 8/15/22	250,000	249,949
Kilroy Realty LP, 3.80%, 1/15/23	301,000	299,992
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	468,000	462,809
		1,717,636
Food and Staples Retailing — 0.4%
CVS Health Corp., 2.75%, 12/1/22	1,159,000	1,116,389
Kroger Co. (The), 3.875%, 10/15/46	600,000	490,622
Walmart, Inc., 4.05%, 6/29/48	650,000	650,291
		2,257,302
Gas Utilities — 1.4%
Enbridge, Inc., 3.50%, 6/10/24	350,000	341,179
Enbridge, Inc., 3.70%, 7/15/27	400,000	379,754
Energy Transfer Operating LP, 4.05%, 3/15/25	300,000	284,780
Energy Transfer Operating LP, 5.30%, 4/15/47	920,000	814,611
Energy Transfer Operating LP, 3.60%, 2/1/23	312,000	300,855
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	297,365
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	243,583
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	812,000	834,144
Kinder Morgan, Inc., 5.55%, 6/1/45	700,000	696,488
Magellan Midstream Partners LP, 5.15%, 10/15/43	350,000	352,865
MPLX LP, 4.875%, 6/1/25	640,000	646,162
MPLX LP, 4.50%, 4/15/38	300,000	263,095
MPLX LP, 5.20%, 3/1/47	400,000	369,966
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	437,000	429,336
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	950,000	988,160
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	499,000	482,962
Williams Cos., Inc. (The), 4.30%, 3/4/24	600,000	598,554
		8,323,859
Health Care Equipment and Supplies — 0.4%
Abbott Laboratories, 4.90%, 11/30/46	700,000	738,628
Becton Dickinson and Co., 3.70%, 6/6/27	680,000	644,002
Medtronic, Inc., 3.50%, 3/15/25	100,000	99,731
Medtronic, Inc., 4.625%, 3/15/45	700,000	736,608
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	500,000	462,451
		2,681,420
Health Care Providers and Services — 0.7%
Aetna, Inc., 2.75%, 11/15/22	406,000	389,835
Aetna, Inc., 3.875%, 8/15/47	330,000	280,920
Anthem, Inc., 4.65%, 1/15/43	300,000	293,813
Cigna Corp., 4.90%, 12/15/48(2)	300,000	295,063
CVS Health Corp., 4.78%, 3/25/38	330,000	317,546
CVS Health Corp., 5.05%, 3/25/48	320,000	312,821
Duke University Health System, Inc., 3.92%, 6/1/47	467,000	457,256
Express Scripts Holding Co., 4.50%, 2/25/26	200,000	203,099
Kaiser Foundation Hospitals, 4.15%, 5/1/47	300,000	297,200
Northwell Healthcare, Inc., 4.26%, 11/1/47	320,000	305,050

	Principal Amount	Value
UnitedHealth Group, Inc., 4.25%, 3/15/43	$406,000	$404,135
UnitedHealth Group, Inc., 3.75%, 10/15/47	650,000	599,304
		4,156,042
Hotels, Restaurants and Leisure — 0.2%
McDonald's Corp., MTN, 3.25%, 6/10/24	350,000	347,333
McDonald's Corp., MTN, 4.45%, 3/1/47	670,000	643,999
		991,332
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47	300,000	270,909
Insurance — 0.4%
American International Group, Inc., 4.50%, 7/16/44	350,000	313,648
Berkshire Hathaway, Inc., 4.50%, 2/11/43	712,000	742,416
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	350,000	367,156
International Lease Finance Corp., 5.875%, 8/15/22	400,000	419,302
Markel Corp., 3.50%, 11/1/27	300,000	283,793
Prudential Financial, Inc., 3.94%, 12/7/49	451,000	405,513
Prudential Financial, Inc., MTN, VRN, 4.18%, (CPI YoY plus 2.00%), 11/2/20	189,000	191,362
		2,723,190
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	400,000	368,795
Media — 1.2%
CBS Corp., 3.70%, 6/1/28	250,000	232,544
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	600,000	563,239
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	960,000	993,977
Comcast Corp., 4.25%, 10/15/30	1,920,000	1,945,733
Comcast Corp., 6.50%, 11/15/35	556,000	667,256
Discovery Communications LLC, 3.95%, 3/20/28	650,000	604,203
Time Warner Cable LLC, 4.50%, 9/15/42	695,000	561,237
Warner Media LLC, 4.70%, 1/15/21	700,000	718,124
Warner Media LLC, 4.05%, 12/15/23	200,000	199,966
Warner Media LLC, 2.95%, 7/15/26	300,000	268,793
Warner Media LLC, 3.80%, 2/15/27	700,000	658,293
		7,413,365
Multi-Utilities — 1.4%
Alabama Power Co., 3.70%, 12/1/47	360,000	330,339
American Electric Power Co., Inc., 3.20%, 11/13/27	300,000	285,264
Consolidated Edison Co. of New York, Inc., 3.875%, 6/15/47	600,000	555,549
Dominion Energy, Inc., 4.90%, 8/1/41	550,000	547,883
Duke Energy Corp., 3.15%, 8/15/27	350,000	328,058
Duke Energy Progress LLC, 3.70%, 10/15/46	1,300,000	1,178,920
Exelon Corp., 4.45%, 4/15/46	340,000	325,054
Exelon Generation Co. LLC, 5.60%, 6/15/42	795,000	781,406
FirstEnergy Corp., 4.85%, 7/15/47	600,000	603,463
Florida Power & Light Co., 3.95%, 3/1/48	300,000	294,189
MidAmerican Energy Co., 4.40%, 10/15/44	1,000,000	1,034,033

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	$400,000	$382,590
Potomac Electric Power Co., 3.60%, 3/15/24	250,000	252,139
Sempra Energy, 3.25%, 6/15/27	350,000	322,326
Sempra Energy, 3.80%, 2/1/38	350,000	301,785
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	300,000	264,033
Southwestern Public Service Co., 3.70%, 8/15/47	500,000	460,117
Virginia Electric & Power Co., 3.45%, 2/15/24	200,000	200,070
		8,447,218
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	160,000	148,279
Oil, Gas and Consumable Fuels — 1.1%
Cimarex Energy Co., 4.375%, 6/1/24	200,000	199,109
Equinor ASA, 2.45%, 1/17/23	468,000	454,952
Hess Corp., 6.00%, 1/15/40	810,000	745,336
Marathon Oil Corp., 3.85%, 6/1/25	330,000	310,145
Marathon Oil Corp., 5.20%, 6/1/45	200,000	185,672
Noble Energy, Inc., 4.15%, 12/15/21	874,000	878,707
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	300,382
Petroleos Mexicanos, 4.625%, 9/21/23	600,000	564,600
Petroleos Mexicanos, 4.875%, 1/18/24	700,000	654,150
Phillips 66, 4.65%, 11/15/34	400,000	391,067
Shell International Finance BV, 2.375%, 8/21/22	2,110,000	2,058,019
		6,742,139
Paper and Forest Products†
International Paper Co., 4.40%, 8/15/47	300,000	253,607
Pharmaceuticals — 0.2%
Allergan Funding SCS, 3.85%, 6/15/24	350,000	345,598
Allergan Funding SCS, 4.55%, 3/15/35	430,000	409,449
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	125,000	120,946
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	340,000	308,351
		1,184,344
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	300,000	306,835
Burlington Northern Santa Fe LLC, 3.00%, 4/1/25	470,000	458,183
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	250,000	273,050
Burlington Northern Santa Fe LLC, 4.125%, 6/15/47	670,000	650,960
CSX Corp., 3.80%, 11/1/46	320,000	283,397
Union Pacific Corp., 2.75%, 4/15/23	250,000	244,423
Union Pacific Corp., 3.35%, 8/15/46	325,000	267,313
Union Pacific Corp., 4.00%, 4/15/47	660,000	618,556
		3,102,717
Software — 0.4%
Microsoft Corp., 3.45%, 8/8/36	660,000	626,513
Microsoft Corp., 4.25%, 2/6/47	1,080,000	1,138,210
Oracle Corp., 2.50%, 10/15/22	200,000	194,745
Oracle Corp., 2.40%, 9/15/23	225,000	216,045

	Principal Amount	Value
Oracle Corp., 2.65%, 7/15/26	$350,000	$324,865
		2,500,378
Specialty Retail — 0.1%
Home Depot, Inc. (The), 4.20%, 4/1/43	499,000	492,243
Technology Hardware, Storage and Peripherals — 0.6%
Apple, Inc., 3.20%, 5/11/27	1,050,000	1,015,010
Apple, Inc., 2.90%, 9/12/27	1,000,000	943,150
Apple, Inc., 4.25%, 2/9/47	655,000	655,258
Dell International LLC / EMC Corp., 6.02%, 6/15/26(2)	940,000	946,044
		3,559,462
Wireless Telecommunication Services†
AT&T, Inc., 5.15%, 11/15/46	200,000	186,756
TOTAL CORPORATE BONDS (Cost $110,901,973)		105,873,763
COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	2,000,000	2,003,619
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	2,000,000	2,086,978
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	1,700,000	1,728,033
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	1,475,000	1,467,536
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 2/10/49	2,000,000	2,070,234
Commercial Mortgage Trust, Series 2015-3BP, Class A, SEQ, 3.18%, 2/10/35(2)	2,125,000	2,096,994
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	2,000,000	1,887,867
Commercial Mortgage Trust, Series 2016-CD2, Class A4 SEQ, VRN, 3.53%, 11/10/49	1,550,000	1,546,793
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(2)	1,500,000	1,475,952
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(2)	1,450,000	1,437,074
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	1,962,850	1,943,936
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	1,500,000	1,482,404
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(2)	2,515,000	2,384,824
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 5/15/48(2)	2,000,000	1,996,113
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	1,860,000	1,842,178
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	1,455,000	1,506,239
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	1,200,000	1,142,660
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	1,400,000	1,323,491
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	2,300,000	2,234,597
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(2)	1,600,000	1,583,619

	Principal Amount	Value
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4 SEQ, 2.78%, 8/15/49	$3,350,000	$3,179,659
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	1,300,000	1,261,020
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $41,104,204)		39,681,820
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.5%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	71,008	70,774
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	143,416	148,737
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 11/25/44(2)	1,446,381	1,423,683
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	1,477,252	1,453,732
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	2,119,491	2,093,529
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(2)	1,428,276	1,412,878
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	246,893	244,418
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	135,490	135,958
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	1,400,000	1,381,142
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(2)	1,230,437	1,219,779
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(2)	1,319,172	1,279,880
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.99%, 10/25/29(2)	1,740,062	1,724,573
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(2)	3,500,000	3,438,594
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(2)	3,428,558	3,373,783
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(2)	1,626,430	1,644,831
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 4.01%, (1-month LIBOR plus 1.50%), 6/25/57(2)	2,271,068	2,319,556
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/25/42	41,880	42,038
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	508,143	498,117
Sequoia Mortgage Trust, Series 2014-4, Class A2 SEQ, VRN, 3.50%, 11/25/44(2)	816,493	815,978
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 8/25/47(2)	1,872,906	1,854,505
Sequoia Mortgage Trust, Series 2017-7, Class A7 SEQ, VRN, 3.50%, 10/25/47(2)	1,750,000	1,692,293
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	1,541,571	1,556,521
Sequoia Mortgage Trust, Series 2018-7, Class A4, VRN, 4.00%, 9/25/48(2)	1,538,596	1,558,168
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 3.25%, (1-month LIBOR plus 0.74%), 9/25/44	126,381	124,300
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	201,987	202,539

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.52%, 6/25/35	$574,371	$606,432
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.51%, 6/25/35	965,208	998,166
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	233,715	233,753
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $34,390,066)		33,548,657
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.8%
FHLMC, 4.50%, 4/1/41	8,226,761	8,620,336
FNMA, 4.50%, 5/1/39	2,379,651	2,497,089
FNMA, 4.00%, 11/1/41	1,117,196	1,149,661
FNMA, 4.00%, 11/1/41	539,524	555,062
FNMA, 4.00%, 2/1/42	1,004,643	1,033,813
FNMA, 4.00%, 2/1/46	9,329,572	9,526,555
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $23,995,268)		23,382,516
COLLATERALIZED LOAN OBLIGATIONS — 3.5%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 3.49%, (3-month LIBOR plus 1.02%), 4/20/31(2)	2,250,000	2,206,266
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.47%, (3-month LIBOR plus 0.98%), 4/24/31(2)	2,000,000	1,971,642
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.59%, (3-month LIBOR plus 1.12%), 7/20/31(2)	1,750,000	1,727,187
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, VRN, 3.51%, (3-month LIBOR plus 1.07%), 1/18/31(2)	2,650,000	2,610,811
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, (3-month LIBOR plus 1.15%), 7/20/31(2)	2,750,000	2,717,599
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.40%, (3-month LIBOR plus 0.95%), 4/19/30(2)	3,000,000	2,973,054
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.42%, (3-month LIBOR plus 0.98%), 4/15/31(2)	3,500,000	3,451,718
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.59%, (3-month LIBOR plus 1.15%), 4/18/31(2)	2,000,000	1,971,830
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.53%, (3-month LIBOR plus 1.07%), 10/20/28(2)	2,000,000	1,988,132
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $21,900,000)		21,618,239
ASSET-BACKED SECURITIES — 1.0%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	809,438	799,462
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	445,871	438,849
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	596,526	581,996
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	216,934	215,655
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(2)	490,893	488,485
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(2)	786,509	786,302
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(2)	1,344,010	1,315,991

		Principal Amount/Shares	Value
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)		$1,634,309	$1,597,232
TOTAL ASSET-BACKED SECURITIES (Cost $6,341,933)			6,223,972
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Australia — 0.3%
Australia Government Bond, 4.00%, 8/20/20	AUD	1,517,000	1,934,891
Canada — 0.7%
Canadian Government Real Return Bond, 4.25%, 12/1/21	CAD	1,894,202	1,530,041
Canadian Government Real Return Bond, 4.25%, 12/1/26	CAD	2,477,071	2,326,419
			3,856,460
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $7,833,873)			5,791,351
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40		$165,000	220,773
Los Angeles Community College District GO, 6.75%, 8/1/49		125,000	181,275
Los Angeles Unified School District GO, 5.75%, 7/1/34		200,000	237,134
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		125,000	166,410
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41		250,000	342,333
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51		125,000	143,555
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40		130,000	153,616
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39		125,000	163,594
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50		65,000	92,930
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32		125,000	147,436
State of California GO, 4.60%, 4/1/38		50,000	51,645
State of California GO, 7.55%, 4/1/39		500,000	717,995
State of California GO, 7.30%, 10/1/39		45,000	61,911
State of Illinois GO, 5.10%, 6/1/33		350,000	334,243
State of Texas GO, 5.52%, 4/1/39		215,000	267,565
TOTAL MUNICIPAL SECURITIES (Cost $3,283,489)			3,282,415
TEMPORARY CASH INVESTMENTS(3) — 8.1%
Credit Agricole SA, 2.42%, 1/2/19(4)		25,000,000	24,996,710
Federal Home Loan Bank Discount Notes, 2.14%, 1/2/19(4)		24,468,000	24,468,000
State Street Institutional U.S. Government Money Market Fund, Premier Class		17,939	17,939
TOTAL TEMPORARY CASH INVESTMENTS (Cost $49,482,866)			49,482,649
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $636,764,317)			622,544,778
OTHER ASSETS AND LIABILITIES — (1.7)%			(10,272,967)
TOTAL NET ASSETS — 100.0%			$612,271,811

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,999,699	AUD	2,765,836	Bank of America N.A.	3/20/19	$49,024
USD	4,093,175	CAD	5,444,087	Morgan Stanley	3/20/19	98,254
EUR	13,649	USD	15,651	JPMorgan Chase Bank N.A.	3/20/19	88
						$147,366

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	697	March 2019	$69,700,000	$79,937,188	$1,035,901
U.S. Treasury 10-Year Notes	536	March 2019	$53,600,000	65,400,375	1,346,005
				$145,337,563	$2,381,906

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	112	March 2019	$11,200,000	$14,568,750	$(415,877)
U.S. Treasury Long Bonds	475	March 2019	$47,500,000	69,350,000	(3,207,319)
U.S. Treasury Ultra Bonds	42	March 2019	$4,200,000	6,747,563	(353,485)
				$90,666,313	$(3,976,681)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	$(554)	$(82,296)	$(82,850)
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(576)	(407,492)	(408,068)
					$(1,130)	$(489,788)	$(490,918)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.66%	12/4/19	$40,000,000	$(4,691,072)
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$5,000,000	(683,700)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	(373,900)
Bank of America N.A.	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	15,136
Bank of America N.A.	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	(215,015)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	(49,950)
Bank of America N.A.	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	(119,640)
Barclays Bank plc	CPURNSA	Receive	1.71%	2/5/20	$10,000,000	(102,854)
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	(229,792)
Barclays Bank plc	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	(462,663)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	(482,775)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$3,600,000	(246,510)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(4,064,408)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(890,113)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$33,000,000	420,822
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	95,377
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	270,288
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	(68,432)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	(77,514)
						$(11,956,715)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CPI YoY	-	U.S. Consumer Price Index Urban Consumers Year over Year Not Seasonally Adjusted Index
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $14,296,196.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $79,273,637, which represented 12.9% of total net assets.

(3)	Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $740,000.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2018
Assets
Investment securities, at value (cost of $636,764,317)	$622,544,778
Receivable for investments sold	3,954,277
Receivable for capital shares sold	237,402
Receivable for variation margin on futures contracts	83,531
Unrealized appreciation on forward foreign currency exchange contracts	147,366
Swap agreements, at value	801,623
Interest receivable	2,882,418
630,651,395

Liabilities
Disbursements in excess of demand deposit cash	11,009
Payable for collateral received for swap agreements	740,000
Payable for capital shares redeemed	4,471,856
Payable for variation margin on swap agreements	33,689
Swap agreements, at value	12,758,338
Accrued management fees	249,620
Distribution fees payable	115,072
18,379,584

Net Assets	$612,271,811

Net Assets Consist of:
Capital (par value and paid-in surplus)	$654,748,477
Distributable earnings	(42,476,666)
$612,271,811

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$86,413,452	8,949,036	$9.66
Class II, $0.01 Par Value	$525,858,359	54,560,714	$9.64

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2018
Investment Income (Loss)
Income:
Interest	$21,841,242

Expenses:
Management fees	3,044,382
Distribution fees - Class II	1,421,653
Directors' fees and expenses	43,861
Other expenses	60,491
4,570,387

Net investment income (loss)	17,270,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,060,926)
Forward foreign currency exchange contract transactions	267,962
Futures contract transactions	4,125,256
Swap agreement transactions	(121,203)
Foreign currency translation transactions	27,936
(760,975)

Change in net unrealized appreciation (depreciation) on:
Investments	(31,088,443)
Forward foreign currency exchange contracts	314,992
Futures contracts	(1,537,203)
Swap agreements	(3,061,271)
Translation of assets and liabilities in foreign currencies	(776)
(35,372,701)

Net realized and unrealized gain (loss)	(36,133,676)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,862,821)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2018 AND DECEMBER 31, 2017
Increase (Decrease) in Net Assets	December 31, 2018	December 31, 2017
Operations
Net investment income (loss)	$17,270,855	$14,330,746
Net realized gain (loss)	(760,975)	(8,184,710)
Change in net unrealized appreciation (depreciation)	(35,372,701)	17,946,500
Net increase (decrease) in net assets resulting from operations	(18,862,821)	24,092,536

Distributions to Shareholders
From earnings:
Class I	(2,794,439)	(2,466,756)
Class II	(15,998,702)	(15,395,997)
Decrease in net assets from distributions	(18,793,141)	(17,862,753)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(27,308,770)	11,541,307

Net increase (decrease) in net assets	(64,964,732)	17,771,090

Net Assets
Beginning of period	677,236,543	659,465,453
End of period	$612,271,811	$677,236,543

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2018

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2018 was 0.46%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2018 totaled $94,152,300, of which $46,231,165 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2018 totaled $148,918,963, of which $69,253,129 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	2,823,022	$27,991,927	3,294,852	$33,598,386
Issued in reinvestment of distributions	284,177	2,794,439	242,092	2,466,756
Redeemed	(2,796,676)	(27,583,878)	(2,688,328)	(27,423,710)
	310,523	3,202,488	848,616	8,641,432
Class II/Shares Authorized	250,000,000		250,000,000
Sold	8,356,021	83,401,675	8,509,692	86,585,408
Issued in reinvestment of distributions	1,629,712	15,998,702	1,513,981	15,395,997
Redeemed	(13,122,473)	(129,911,635)	(9,728,607)	(99,081,530)
	(3,136,740)	(30,511,258)	295,066	2,899,875
Net increase (decrease)	(2,826,217)	$(27,308,770)	1,143,682	$11,541,307

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$333,659,396	—
Corporate Bonds	—	105,873,763	—
Commercial Mortgage-Backed Securities	—	39,681,820	—
Collateralized Mortgage Obligations	—	33,548,657	—
U.S. Government Agency Mortgage-Backed Securities	—	23,382,516	—
Collateralized Loan Obligations	—	21,618,239	—
Asset-Backed Securities	—	6,223,972	—
Sovereign Governments and Agencies	—	5,791,351	—
Municipal Securities	—	3,282,415	—
Temporary Cash Investments	$17,939	49,464,710	—
	$17,939	$622,526,839	—
Other Financial Instruments
Futures Contracts	$2,381,906	—	—
Swap Agreements	—	$801,623	—
Forward Foreign Currency Exchange Contracts	—	147,366	—
	$2,381,906	$948,989	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,976,681	—	—
Swap Agreements	—	$13,249,256	—
	$3,976,681	$13,249,256	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,290,205.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $63,711,111 futures contracts purchased and $57,033,333 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $206,725,000.

Value of Derivative Instruments as of December 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$147,366	Unrealized depreciation on forward foreign currency exchange contracts	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	83,531	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$33,689
Other Contracts	Swap agreements	801,623	Swap agreements	12,758,338
		$1,032,520		$12,792,027

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$267,962	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$314,992
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,125,256	Change in net unrealized appreciation (depreciation) on futures contracts	(1,537,203)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(121,203)	Change in net unrealized appreciation (depreciation) on swap agreements	(3,061,271)
		$4,272,015		$(4,283,482)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$64,160	$(64,160)	—	—
Goldman Sachs & Co.	786,487	(145,946)	$(640,541)	—
JPMorgan Chase Bank N.A.	88	—	—	$88
Morgan Stanley	98,254	—	—	98,254
	$948,989	$(210,106)	$(640,541)	$98,342

Liabilities
Bank of America N.A.	$6,133,277	$(64,160)	$(6,069,117)	—
Barclays Bank plc	6,479,115	—	(6,479,115)	—
Goldman Sachs & Co.	145,946	(145,946)	—	—
	$12,758,338	$(210,106)	$(12,548,232)	—

* The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$18,793,141	$17,862,753
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$636,836,960
Gross tax appreciation of investments	$7,561,384
Gross tax depreciation of investments	(21,853,566)
Net tax appreciation (depreciation) of investments	(14,292,182)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(12,446,881)
Net tax appreciation (depreciation)	$(26,739,063)
Other book-to-tax adjustments	$(1,906,439)
Undistributed ordinary income	$1,051,290
Accumulated short-term capital losses	$(3,556,898)
Accumulated long-term capital losses	$(11,325,556)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gain (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2018	$10.23	0.28	(0.54)	(0.26)	(0.31)	—	(0.31)	$9.66	(2.57)%	0.48%	2.83%	15%	$86,413
2017	$10.13	0.24	0.15	0.39	(0.29)	—	(0.29)	$10.23	3.92%	0.47%	2.34%	28%	$88,334
2016	$9.96	0.20	0.27	0.47	(0.22)	(0.08)	(0.30)	$10.13	4.71%	0.48%	1.88%	37%	$78,925
2015	$10.43	0.11	(0.34)	(0.23)	(0.24)	0.00	(0.24)	$9.96	(2.28)%	0.47%	0.94%	23%	$49,652
2014	$10.48	0.19	0.18	0.37	(0.16)	(0.26)	(0.42)	$10.43	3.58%	0.47%	1.78%	20%	$34,521
Class II
2018	$10.21	0.26	(0.55)	(0.29)	(0.28)	—	(0.28)	$9.64	(2.82)%	0.73%	2.58%	15%	$525,858
2017	$10.11	0.21	0.16	0.37	(0.27)	—	(0.27)	$10.21	3.67%	0.72%	2.09%	28%	$588,902
2016	$9.94	0.17	0.27	0.44	(0.19)	(0.08)	(0.27)	$10.11	4.39%	0.73%	1.63%	37%	$580,541
2015	$10.39	0.07	(0.32)	(0.25)	(0.20)	0.00	(0.20)	$9.94	(2.47)%	0.72%	0.69%	23%	$524,787
2014	$10.45	0.16	0.18	0.34	(0.14)	(0.26)	(0.40)	$10.39	3.30%	0.72%	1.53%	20%	$662,363

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)
Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Variable Portfolios II, Inc. and Shareholders of VP Inflation Protection Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the sole fund constituting American Century Variable Portfolios II, Inc., referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
February 13, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 641

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) 2013 to 2015)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting the “About Us” page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 1902

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $39,064
FY 2018:    $43,098

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $142,690
FY 2018:    $133,378

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 22, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 22, 2019